Prospectus supplement dated September 22, 2014
to the following prospectus(es):
BOA CVUL Future and BAE CVUL Future prospectus dated May 1, 2014
BOA CVUL Future (NLAIC), BOA CVUL (NLAIC), BOA TruAccord Variable Annuity, and Newport PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On August 21, 2014, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of all classes of JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Growth Portfolio. This underlying mutual fund is currently unavailable as an investment option to new policies. Effective December 1, 2014, this fund is no longer available to receive transfers from existing policies.
Any remaining account value allocated to this fund will be transferred to the available class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund on or about December 12, 2014.
PROS-0289